FINANCIAL EXPENSES, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			71 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2013
Financial expenses:
Interest expense	$ 0	$ 3	$ 3	$ 23
Exchange rate	7	15	41	99
Bank fees	9	0	0	9
Interest on convertible notes	203	62	0	310
Interest Expense, Total	219	80	44	441
Financial income:
Interest income	22	2	21	48
Interest Income, Securities, Operating	22	2	21	48
Interest Income (Expense), Net, Total	$ 197	$ 78	$ 23	$ 393